Supplement dated May 6, 2009
To
SELECTED FUNDS
Statement of Additional Information
dated May 1, 2009
Davis Selected Advisers, L.P. has entered into an agreement to temporarily eliminate the 0.25% distribution fee on Selected Daily Government Class S shares through December 31, 2009.